EXECUTION

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

among

GOLDMAN SACHS MORTGAGE COMPANY,
as the Assignor

GS MORTGAGE SECURITIES CORP.,
as the Assignee

and

NATIONAL CITY MORTGAGE CO.,
as the Servicer

Dated as of

January 1, 2007

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this “Assignment Agreement”) made this 1st day of January, 2007, among National City Mortgage Co., an Ohio corporation, as seller and servicer (“Nat City” or the “Servicer”), GS Mortgage Securities Corp., a Delaware corporation, as assignee (the “Assignee”), and Goldman Sachs Mortgage Company, a New York limited partnership, as assignor (the “Assignor”).

WHEREAS, Nat City sold to the Assignor, on a servicing retained basis, certain mortgage loans pursuant to (i) Amendment No. 2, dated as of August 9, 2006 to the Second Amended and Restated Flow Seller’s Warranties and Servicing Agreement dated as of January 1, 2006, as amended by Amendment No. 1 dated as of July 24, 2006 and as further amended, modified and supplemented from time to time between the Purchaser and the Seller (the “Flow SWSA”), (ii) the related Warranty Bill of Sale, dated August 16, 2006 (the “Warranty Bill of Sale”) and (iii) the related Trade Confirmation dated as of June 8, 2006, each by and between the Assignor, as purchaser, and Nat City, as seller and servicer;

WHEREAS, the Assignor, Nat City and Deutsche Bank National Trust Company (in such capacity, the “Custodian”) have entered into a Custodial Agreement, dated as of July 14, 2005 (the “Custodial Agreement”), pursuant to which the Custodian has agreed to act on behalf of the Assignor and its successors and assigns, as the custodian of the Mortgage Loans;

WHEREAS, pursuant to the Custodial Agreement, the Custodian has issued and delivered to, and in the name of, the Assignor, a custody receipt dated August 16, 2006 (the “Custody Receipt”), evidencing the receipt and possession of the Mortgage Loans by the Custodian on behalf of the Assignor pursuant to the Custodial Agreement;

WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor certain of the mortgage loans (the “Mortgage Loans”), which Mortgage Loans are subject to the provisions of the Flow SWSA and the Trade Confirmation and are included in the Mortgage Loans listed in the mortgage loan schedule attached to the Custody Receipt, and all of which mortgage loans are together listed on the mortgage loan schedule attached as Exhibit 1 hereto (the “Mortgage Loan Schedule”);

WHEREAS, pursuant to a Master Servicing and Trust Agreement, dated as of January 1, 2007 (the “Trust Agreement”), among GS Mortgage Securities Corp., as depositor, Deutsche Bank National Trust Company, as trustee (in such capacity, the “Trustee”), Wells Fargo Bank, N.A., as securities administrator and master servicer (in such capacity, the “Master Servicer”), and each of Wells Fargo Bank, N.A., Deutsche Bank National Trust Company, U.S. Bank National Association and The Bank of New York, as custodians, the Assignee will transfer the Mortgage Loans to the Trustee, together with the Assignee’s rights in the Flow SWSA, the Trade Confirmation and the Custody Receipt related to the Mortgage Loans;

NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Assignment and Assumption.

(a) The Assignor hereby assigns to the Assignee all of its right, title and interest in and to the Mortgage Loans, the Flow SWSA, and the Trade Confirmation, to the extent relating to the Mortgage Loans (other than the rights of the Assignor to indemnification thereunder), and the Assignee hereby assumes all of the Assignor’s obligations under the Flow SWSA and the Trade Confirmation, to the extent relating to the Mortgage Loans from and after the date hereof, and the Servicer hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Flow SWSA from and after the date hereof, to the extent relating to the Mortgage Loans.

(b) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor’s ownership interest in the Mortgage Loans since the date of the Flow SWSA or the Trade Confirmation.

(c) The Servicer and the Assignor shall have the right to amend, modify or terminate each of the Flow SWSA and the Trade Confirmation without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder, provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

(d) The Assignor hereby assigns to the Assignee, any rights of the Assignor with respect to early payment defaults or first payment defaults in the Trade Confirmation, but only to the extent such provision relates to the Mortgage Loans. The foregoing shall constitute the Assignor’s consent to the assignment of the Trade Confirmation (to the extent required by the terms of each Trade Confirmation).

(e) Notwithstanding any provision of the Trade Confirmation to the contrary, in the event any Mortgage Loan is repurchased by the Servicer pursuant to any early payment default or first payment default provisions of the Trade Confirmation, the “Repurchase Price” payable to the Assignee shall be an amount equal to the sum of: (a) the outstanding principal balance of such Mortgage Loan as of the date of such repurchase, (b) accrued interest on such outstanding principal balance at the applicable Mortgage Interest Rate from the date interest was last paid through the last day of the month in which such repurchase takes place, (c) the amount of any outstanding advances owed to the servicer (so long as Nat City is not the servicer), and (d) any reasonable costs and expenses incurred by any servicer (so long as Nat City is not such servicer) or by the Trustee, including without limitation costs and expenses incurred in the enforcement of the Servicer’s repurchase obligation under the Trade Confirmation. It is hereby understood that the right to any excess over such amount set forth in the definition of “Repurchase Price” set forth in any Trade Confirmation is not being sold or assigned hereunder and is being retained by the Assignor.

(f) The Trust (including the Trustee and the Master Servicer acting on the Trust’s behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to the Mortgage Loans, under any early payment default or first payment default provisions of the Trade Confirmation including, without limitation, the enforcement of the repurchase requirements set forth therein, and shall be entitled to enforce all the obligations of the Servicer thereunder insofar as they relate to the Mortgage Loans.

2. Accuracy of Agreements.

The Servicer and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit 2 is a true, accurate and complete copy of the Flow SWSA, (ii) each of the Flow SWSA and the Trade Confirmation is in full force and effect as of the date hereof, (iii) neither the Flow SWSA nor the Trade Confirmation has been amended or modified in any respect and (iv) no notice of termination has been given to the Servicer under the Flow SWSA or the Trade Confirmation. The Servicer further represents and warrants that the representations and warranties contained in Section 3.1 of the Flow SWSA are true and correct on and as of January 31, 2007.

3. Recognition of Purchaser.

From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and shall service the Mortgage Loans for the benefit of the Assignee pursuant to the related Flow SWSA, the terms of which are incorporated herein by reference. It is the intention of the Assignor, Servicer and Assignee that the Flow SWSA shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns.

4. Representations and Warranties. The Assignee hereby represents and warrants to the Assignor as follows:

(a) The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Servicer other than those contained in the Flow SWSA, the Trade Confirmation or this Assignment Agreement.

(b) The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Flow SWSA.

(c) The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

5. Representations and Warranties of the Assignor. The Assignor hereby represents and warrants to the Assignee as follows:

(a) The Assignor has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of New York with full power and authority (corporate and other) to enter into and perform its obligations under the Flow SWSA, the Trade Confirmation and this Assignment Agreement.

(b) This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

(c) The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date thereof.

(d) The execution and delivery of this Assignment Agreement have been duly authorized by all necessary partnership action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

(e) There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will if determined adversely to the Assignor materially adversely affect its ability to perform its obligations under this Assignment Agreement.

(f) Except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note or the related Mortgage or any interest or participation therein.

(g) The Assignor has not satisfied, canceled, or subordinated in whole or in part, or rescinded the Mortgage, and the Assignor has not released the Mortgaged Property from the lien of the Mortgage, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission. The Assignor has not released any Mortgagor, in whole or in part, except in connection with an assumption agreement or other agreement approved by the related federal insurer, to the extent such approval was required.

(h) With respect to each Mortgage Loan, the representations and warranties contained in Section 3.2 of the Flow SWSA, to the extent they relate to matters arising on or after the related Closing Date (as defined in the Flow SWSA), are true and correct as of the date of this Assignment Agreement. For purposes of making the representations and warranties contemplated in the this paragraph, each reference in Section 3.2 of the Flow SWSA to (i) the “Cut-off Date” shall be deemed to be a reference to January 1, 2007, (ii) the “Mortgage Loan Schedule” and shall be deemed to be a reference to Exhibit 1 hereto and (iii) the “Closing Date” shall be deemed to be a reference to January 31, 2007.

It is understood and agreed that the representations and warranties set forth in this Section 5 shall survive delivery of the respective Mortgage Files to the Custodian and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery. It is understood and agreed that the obligations of the Assignor set forth in Section 6 below to repurchase a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in this Section 5. It is further understood and agreed that the Assignor shall be deemed not to have made the representations and warranties in this Section 5 with respect to, and to the extent of, representations and warranties made, as to the matters covered in this Section 5, by the Servicer in the Flow SWSA (or any officer’s certificate delivered pursuant thereto).

It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 5, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

6. Repurchase of Mortgage Loans.

Upon discovery or notice of any breach by the Assignor of any representation, warranty, or covenant under this Assignment Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within sixty (60) days from the date on which it is notified of the breach, the Assignee may enforce the Assignor’s obligation hereunder to purchase such Mortgage Loan from the Assignee. Notwithstanding the foregoing, however, if such breach is a Qualification Defect, such cure or repurchase must take place within forty-five (45) days of the Defect Discovery Date.

In the event the Servicer has breached a representation or warranty under the Flow SWSA that is substantially identical to a representation or warranty breached by the Assignor hereunder, the Assignee shall first proceed against the Servicer. If the Servicer does not within sixty (60) days after notification of the breach, take steps to cure such breach (which may include certifying to progress made and requesting an extension of the time to cure such breach, as permitted under the Flow SWSA) or purchase, or substitute for the Mortgage Loan, the Assignee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to repurchase the Mortgage Loan from the Trust. In such event, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of the Servicer to cure such breach or repurchase such Mortgage Loan under the terms of the related Flow SWSA with respect to such Mortgage Loan.

Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof, or to take notice of any breach or default thereof.

7. Continuing Effect.

Except as contemplated hereby, the Flow SWSA shall remain in full force and effect in accordance with its terms.

8. Governing Law.

THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

9. Notices.

Any notices or other communications permitted or required hereunder or under the Flow SWSA shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to: (i) in the case of the Servicer, National City Mortgage Co., 3232 Newmark Drive, Miamisburg, Ohio 45342, Attention: Hugh Yeary, Deal Manager, Telecopy: (937) 910-3093, or such address as may hereafter be furnished by the Servicer; (ii) in the case of the Assignee, GS Mortgage Securities Corp., 85 Broad Street, New York, New York 10004, Attention: Michelle Gill, Telecopier No.: (212) 902-3000, or such other address as may hereafter be furnished by the Assignee, and (iii) in the case of the Assignor, 85 Broad Street, New York, New York 10004, Attention: Anton Kuzmanov, Telecopier: (212) 902-3000, or such other address as may hereafter be furnished by the Assignor.

10. Counterparts.

This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

11. Definitions.

Any capitalized term used but not defined in this Assignment Agreement has the same meaning as in the Flow SWSA.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.

ASSIGNEE:
GS MORTGAGE SECURITIES CORP.

By: __/s/ Greg A. Finck______________
Name: Greg A. Finck
Title: Vice President

ASSIGNOR:
GOLDMAN SACHS MORTGAGE
COMPANY

By: Goldman Sachs Real Estate Funding
Corp., its General Partner

By: ____ /s/Greg A. Finck___________
Name: Greg A. Finck
Title: Vice President

SERVICER:
NATIONAL CITY MORTGAGE CO.

By:___/s/ Richard Buck______________
Name: Richard Buck
Title: Assistant Vice President

EXHIBIT 1

Mortgage Loan Schedule

EXHIBIT 2

Flow SWSA